EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
SARBANES-OXLEY ACT OF 2002

In  connection  with the annual  report of Consolidated  Mercantile Incorporated (the  "Company") on Form 20-F for the period ended December 31, 2009 as filed with the Securities and Exchange  Commission on the date hereof (the  "Report"),  I, Stan Abramowitz, Chief Financial  Officer of the Company  certify,  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002, to my knowledge, that:

     (1) The Report fully  complies  with the  requirements  of Section 13(a) or15(d) of the Securities Exchange Act of 1934; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the Company.

Date: June 28, 2010

/s/ STAN ABRAMOWITZ
-------------------------
Stan Abramowitz
Chief Financial Officer
Consolidated  Mercantile Incorporated